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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8 - K

                                 Current Report




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 24, 1997
                        (Date of earliest event reported)

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                            GOLDEN STATE BANCORP INC.
             (Exact name of registrant as specified in its charter)



                            (Commission File Number)



          Delaware                                          95-4642135
  (State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                                Identification Number)



414 North Central Avenue, Glendale, California                91203
    (Address of principal executive office)                 (Zip Code)



               Registrant's telephone number, including area code
                                 (818) 500-2000


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ITEM 5.  OTHER EVENTS

         At a Special Meeting of Stockholders held on July 23, 1997, shareholders of Glendale Federal Bank, Federal Savings Bank (the "Bank") approved the formation of a new holding company for the Bank, to be named Golden State Bancorp Inc. ("Golden State").

         The formation of the new holding company became effective July 24, 1997. On that date, shares of Glendale Federal Bank's outstanding common and preferred stock automatically became equal numbers of shares of common and preferred stock of Golden State. Glendale Federal Bank will retain its name and become a wholly owned subsidiary of Golden State.

         Further information is provided in the press release attached as
         Exhibit 99A hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibit

              99A. Press Release of Glendale Federal Bank dated July 23, 1997
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                Golden State Bancorp Inc.
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                                                    (Registrant)



Date:  August 5, 1997              By:  /s/ John E. Haynes
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                                        John E. Haynes
                                        Chief Financial Officer